Foreign currency risk	12 Months Ended
Dec. 31, 2025
Disclosure of Financial Risk Management [Abstract]
Foreign currency risk
5 Risk management
On is exposed to market risk, foreign currency risk, credit risk and liquidity risk. On’s senior management oversees and monitors these risks supported by the Audit Committee that assures proper identification, measurement and management of these financial risks by implementing and maintaining a financial governance framework. The Audit Committee reviews and agrees policies for managing each of these risks at least once a year.
5.2 Foreign currency risk
Foreign currency risk is the risk that the fair value or future cash flows of an exposure will fluctuate because of changes in foreign exchange rates. On’s exposure to the risk of changes in foreign currency rates is a direct result of multi-currency cash flows within the company. The majority of our transactional foreign exchange risk arises from products sourced in USD and sales denominated in the currencies of the respective destination markets. The currencies in which these transactions are mainly denominated are USD, EUR, GBP, JPY and CNY.

On regularly assesses its exposure to foreign currency risks and manages these risks centrally by reviewing foreign exchange exposures and future commitments, and selectively holding foreign currency in our cash to offset future foreign currency exposures (e.g., lease obligations). To the extent practicable, we centralize foreign currency risk in our main Group entities, and incur operating and financing expenses in the local currencies of the countries in which we operate. Additionally, we have in the past, and may again in the future, enter into derivative financial instruments, such as forward exchange contracts, to further manage our foreign currency risk.

The following table sets forth the foreign exchange rate against the Swiss Franc at the closing dates:

Currency	12/31/2025	12/31/2024

CNY 100	11.35	12.44
EUR 1	0.93	0.94
GBP 1	1.07	1.14
JPY 100	0.51	0.58
USD 1	0.79	0.91

The following table sets forth the average annual foreign exchange rate against the Swiss Franc:

Currency	12/31/2025	12/31/2024	12/31/2023

CNY 100	11.78	12.33	13.03
EUR 1	0.95	0.95	0.99
GBP 1	1.11	1.14	1.13
JPY 100	0.57	0.58	0.66
USD 1	0.85	0.88	0.92

Accounting policies
On’s consolidated financial statements are presented in CHF, which is On’s presentation currency.

The functional currency of each individual entity is determined based on the primary economic environment in which the entity operates (normally the local currency). Once an entity's functional currency is determined, it is not changed unless there is a significant change to the underlying transactions, events, and conditions that determine the entity's primary economic environment. A change in functional currency is accounted for prospectively from the date of change.

Foreign currency transactions are translated into the respective functional currency using the average monthly exchange rate of the month in which the transaction occurred. Monetary assets and liabilities denominated in foreign currencies are translated into the functional currency using the exchange rate at the closing date. The resulting exchange differences are recognized in the consolidated income statement within financial result. Non-monetary items measured at historical cost are translated using the historical exchange rate.

Foreign currency exchange differences arising from intercompany receivables or payables relating to foreign operations, the settlement of which is neither planned nor likely to occur in the foreseeable future, are considered to form part of net investment in foreign operations and are recognized in the foreign currency translation effect reserve.

The group entities’ foreign currency financial statements are translated into On’s presentation currency CHF as follows:
•Assets and liabilities for each balance sheet presented are translated at the closing exchange rates at the reporting date.
•Income and expenses for each statement of profit or loss and statement of comprehensive income are translated at average exchange rates.
•All resulting foreign currency translation effect are recognized in other comprehensive income in equity.
•On disposal of a group entity, the related cumulative translation adjustment is transferred from equity to the income statement.

Financial assets and liabilities held in foreign currencies as of December 31, 2025 and 2024, are shown below. These include monetary assets and liabilities denominated in a currency other than the functional currency of the entity carrying them.

(CHF in millions)	12/31/2025
	USD	GBP	JPY	CNY	EUR

Cash and cash equivalents	761.7	6.3	0.1	—	12.4
Trade payables and other financial liabilities(1)	(249.8)	(8.5)	(0.1)	(2.9)	(30.8)
Trade receivables and other financial assets(1)	466.2	114.3	59.0	114.7	45.4
Total assets and liabilities	978.1	112.1	58.9	111.8	26.9

(CHF in millions)	12/31/2024
	USD	GBP	JPY	CNY	EUR

Cash and cash equivalents	629.3	7.7	1.6	—	24.1
Trade payables and other financial liabilities(1)	(145.3)	(0.8)	—	(1.4)	(21.4)
Trade receivables and other financial assets(1)	229.6	81.4	50.0	65.1	34.5
Total assets and liabilities	713.6	88.2	51.5	63.8	37.2
(1) The majority of these balances are comprised of intercompany positions.

As a result of our multinational sales and operations, On is exposed to fluctuation in foreign exchange at a transactional level, primarily in the USD, GBP, JPY, CNY, and EUR. A change in the foreign exchange rate of the Swiss Franc against the USD, GBP, JPY, CNY, and EUR as of December 31, 2025, and 2024, would have affected the valuation of assets and liabilities denominated in these foreign currencies. This analysis assumes that all other variables remain constant. The exposure is disclosed net of income tax. A 10% increase or decrease in the USD, GBP, JPY, CNY, and EUR foreign currency exchange rates against the Swiss Franc would have impacted On's consolidated statements of income for the period as presented below. These reflect the effect of exchange rate changes on monetary assets and liabilities denominated in a currency other than the functional currency of the entity carrying them.

(CHF in millions)	12/31/2025	12/31/2024

Change in USD/CHF +10%	78.6	57.4
Change in USD/CHF -10%	(78.6)	(57.4)
Change in GBP/CHF +10%	9.0	7.1
Change in GBP/CHF -10%	(9.0)	(7.1)
Change in JPY/CHF +10%	4.7	4.1
Change in JPY/CHF -10%	(4.7)	(4.1)
Change in CNY/CHF +10%	9.0	5.1
Change in CNY/CHF -10%	(9.0)	(5.1)
Change in EUR/CHF +10%	2.2	3.0
Change in EUR/CHF -10%	(2.2)	(3.0)

5.5 Capital risk management
To uphold investor, creditor, and market confidence and to sustain future development of the business, On focuses on maintaining a strong capital base. On manages its capital structure and makes adjustments in line with changes in general economic conditions and according to its strategic objectives.